                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                   CHAPTER 11

IN RE: ENRON CORP.,     CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076,
ET AL., DEBTORS         01-16078, 01-16080, 01-16109 THROUGH 01-16111, 01-16280,
                        01-16319, 01-16428 THROUGH 01-16431, 01-16467, 01-16483,
                        02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132,
                        02-10232, 02-10252, 02-10346, 02-10464, 02-10613,
                        02-10632, 02-10743, 02-10747, 02-10748, 02-10751,
                        02-10755, 02-10757, 02-10760, 02-10761, 02-10764,
                        02-10766, 02-10939, 02-11123, 02-11239, 02-11242,
                        02-11267, 02-11268, 02-11272, 02-11824, 02-11884

                        (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                         THE MONTH ENDED APRIL 30, 2002

DEBTORS' ADDRESS:    Enron Corp. et al.
                     1400 Smith Street
                     Houston, TX 77002

DEBTORS' ATTORNEY:   Weil, Gotshal & Manges LLP
                     767 Fifth Avenue
                     New York, NY 10153

REPORT PREPARER:     Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:        August 15, 2002          By: /s/ Raymond M. Bowen, Jr.
                                         ---------------------------------------
                                      Name:   Raymond M. Bowen, Jr.
                                      Title:  Executive Vice President and
                                                Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR APRIL 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through April 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank. Excludes amounts in restricted cash accounts, such as collateral accounts.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly on a separate company basis; this report reflects the first quarter's accrual in the beginning balance. Currently, entities included in the Enron consolidated tax group are not transferring their tax accrual to Enron Corp. An adjustment is recorded on Enron Corp. to reflect a partial utilization of the Enron Corp. consolidated net operating loss carryforward.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other accounts and notes receivable that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                       For the Month Ended April 30, 2002
                                  (In Millions)

                                                            Beginning  3rd Party   3rd Party         Net                Ending
Debtor Company                                 Case No.      Balance    Receipts  Disbursements  Intercompany  Other    Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033      $   2      $  42      $ (1)            $(15)      $  -     $   28
Enron Corp.                                    01-16034        419         13       (52)             (11)      (100)       269
Enron North America Corp.                      01-16035        199         80       (17)             103          -        365
Enron Power Marketing, Inc.                    01-16036          -         62       (18)             (44)         -          -
PBOG Corp.                                     01-16037          -          -         -                -          -          -
Smith Street Land Company                      01-16038          -          -        (5)               5          -          -
Enron Broadband Services, Inc.                 01-16039          2          1        (2)               1          -          2
Enron Energy Services Operations, Inc.         01-16040          2          6        (8)               8          -          8
Enron Energy Marketing Corp.                   01-16041          -         15        (1)             (12)         -          2
Enron Energy Services, Inc.                    01-16042        103         75       (51)               6          -        133
Enron Energy Services, LLC                     01-16043          -          -         -                -          -          -
Enron Transportation Services Company          01-16044          -          -         -                -          -          -
BAM Leasing Company                            01-16045          -          -         -                -          -          -
ENA Asset Holdings, L.P.                       01-16046          1          -         -                -          -          1
Enron Gas Liquids, Inc.                        01-16048          -          -         -                -          -          -
Enron Global Markets LLC                       01-16076          -          -         -                -          -          -
Enron Net Works L.L.C.                         01-16078         (1)         1        (6)               5          -         (1)
Enron Industrial Markets LLC                   01-16080          -          -         -                -          -          -
Operational Energy Corp.                       01-16109          -          -         -                -          -          -
Enron Engineering & Construction Co.           01-16110          1          -         -                -          -          1
Enron Engineering & Operational
 Services Co.                                  01-16111          -          -         -                -          -          -
Garden State Paper Company LLC                 01-16280          -          2        (1)              (1)         -          -
Palm Beach Development Company, L.L.C.         01-16319          -          -         -                -          -          -
Tenant Services, Inc.                          01-16428          7          -         -                -          -          7
Enron Energy Information
 Solutions, Inc.                               01-16429          -          -         -                -          -          -
EESO Merchant Investments, Inc.                01-16430          -          -         -                -          -          -
Enron Federal Solutions, Inc.                  01-16431          -          -         -                -          -          -
Enron Freight Markets Corp.                    01-16467          -          -         -                -          -          -
Enron Broadband Services, L.P.                 01-16483          -          -         -                -          -          -

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                       For the Month Ended April 30, 2002
                                  (In Millions)

                                                            Beginning  3rd Party   3rd Party           Net               Ending
Debtor Company                                 Case No.      Balance    Receipts  Disbursements    Intercompany  Other   Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Energy Services North America, Inc.      02-10007          -          -         -                -          -          -
Enron LNG Marketing LLC                        02-10038          -          -         -                -          -          -
Calypso Pipeline, LLC                          02-10059          -          -         -                -          -          -
Enron Global LNG LLC                           02-10060          -          -         -                -          -          -
Enron International Fuel Management Company    02-10061          -          -         -                -          -          -
Enron Natural Gas Marketing Corp.              02-10132          -          -         -                -          -          -
ENA Upstream Company LLC                       02-10232          -          -         -                -          -          -
Enron Liquid Fuels, Inc.                       02-10252          -          -         -                -          -          -
Enron LNG Shipping Company                     02-10346          1          -         -                -          -          1
Enron Property & Services Corp.                02-10464          -          -        (2)               2          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613        (13)         -         -               19          -          6
Enron Communication Leasing Corp.              02-10632          -          -         -                -          -          -
Enron Wind Corp.                               02-10743         72          -         -                -          -         72
Enron Wind Systems, Inc.                       02-10747          3          4        (4)               -         (2)         1
Enron Wind Energy Systems Corp.                02-10748          -          -         -                -          -          -
Enron Wind Maintenance Corp.                   02-10751          -          -         -                -          -          -
Enron Wind Constructors Corp.                  02-10755          -          -         -                -          -          -
EREC Subsidiary I, LLC                         02-10757          -          -         -                -          -          -
EREC Subsidiary II, LLC                        02-10760          -          -         -                -          -          -
EREC Subsidiary III, LLC                       02-10761          -          -         -                -          -          -
EREC Subsidiary IV, LLC                        02-10764          -          -         -                -          -          -
EREC Subsidiary V, LLC                         02-10766          -          -         -                -          -          -
Intratex Gas Company                           02-10939          -          -         -                -          -          -
Enron Processing Properties, Inc.              02-11123          -          -         -                -          -          -
Enron Methanol Company                         02-11239          -          -         -                -          -          -
Enron Ventures Corp.                           02-11242          -          -         -                -          -          -
Enron Mauritius Company                        02-11267          -          -         -                -          -          -
Enron India Holding Ltd.                       02-11268          -          -         -                -          -          -
Offshore Power Production C.V.                 02-11272          -          -         -                -          -          -
The New Energy Trading Company                 02-11824        251          -         -                -          -        251
EES Service Holdings, Inc                      02-11884          -          -         -                -          -          -
                                                            ------------------------------------------------------------------
Combined Debtor Entities                                    $1,049       $301    $ (168)            $ 66    $  (102)   $ 1,146
                                                            ==================================================================


                                         Continued from the previous page

                                                                         Table 2


                                 Enron Debtors
                         Tax Rollforward (Non-Payroll)
                       For the Month Ended April 30, 2002
                                 (In Millions)

                                                                 Beginning                     (Payments)        Ending
Debtor Company                                   Case No.         Balance       Accruals         Refunds         Balance
------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                   01-16033        $    1         $    -          $      -          $   1
Enron Corp.                                      01-16034          (310)             -                (4)          (314)
Enron North America Corp.                        01-16035           195              -                 -            195
Enron Power Marketing, Inc.                      01-16036            (9)             -                 -             (9)
PBOG Corp.                                       01-16037             -              -                 -              -
Smith Street Land Company                        01-16038             4              -                 -              4
Enron Broadband Services, Inc.                   01-16039           (13)             -                 -            (13)
Enron Energy Services Operations, Inc.           01-16040           (31)             -                 -            (31)
Enron Energy Marketing Corp.                     01-16041            (5)             -                 -             (5)
Enron Energy Services, Inc.                      01-16042           163              2                (2)           163
Enron Energy Services, LLC                       01-16043             -              -                 -              -
Enron Transportation
  Services Company                               01-16044             -              -                 -              -
BAM Leasing Company                              01-16045             -              -                 -              -
ENA Asset Holdings, L.P.                         01-16046             -              -                 -              -
Enron Gas Liquids, Inc.                          01-16048            (1)             -                 -             (1)
Enron Global Markets LLC                         01-16076            (1)             -                 -             (1)
Enron Net Works L.L.C.                           01-16078            (7)             -                 -             (7)
Enron Industrial Markets LLC                     01-16080            (1)             -                 -             (1)
Operational Energy Corp.                         01-16109             -              -                 -              -
Enron Engineering &
  Construction Co.                               01-16110             1              -                 -              1
Enron Engineering &
  Operational Services Co.                       01-16111             -              -                 -              -
Garden State Paper Company LLC                   01-16280             2              -                 -              2
Palm Beach Development Company, L.L.C.           01-16319             -              -                 -              -
Tenant Services, Inc.                            01-16428            (8)             -                 -             (8)
Enron Energy Information Solutions, Inc.         01-16429             -              -                 -              -
EESO Merchant Investments, Inc.                  01-16430             -              -                 -              -
Enron Federal Solutions, Inc.                    01-16431             -              -                 -              -
Enron Freight Markets Corp.                      01-16467             -              -                 -              -
Enron Broadband Services, L.P.                   01-16483             -              -                 -              -

                                            Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                       For the Month Ended April 30, 2002
                                  (In Millions)

                                                                 Beginning                     (Payments)        Ending
Debtor Company                                   Case No.         Balance       Accruals         Refunds         Balance
------------------------------------------------------------------------------------------------------------------------
Enron Energy Services North America, Inc.        02-10007             1              -                 -              1
Enron LNG Marketing LLC                          02-10038             -              -                 -              -
Calypso Pipeline, LLC                            02-10059             -              -                 -              -
Enron Global LNG LLC                             02-10060             -              -                 -              -
Enron International Fuel Management Company      02-10061             -              -                 -              -
Enron Natural Gas Marketing Corp.                02-10132             3              -                 -              3
ENA Upstream Company LLC                         02-10232             -              -                 -              -
Enron Liquid Fuels, Inc.                         02-10252            (2)             -                 -             (2)
Enron LNG Shipping Company                       02-10346                            -                 -              -
Enron Property & Services Corp.                  02-10464            (1)             -                 -             (1)
Enron Capital & Trade Resources
  International Corp.                            02-10613            12              -                 -             12
Enron Communication Leasing Corp.                02-10632             1              -                 -              1
Enron Wind Corp.                                 02-10743             1              -                 -              1
Enron Wind Systems, Inc.                         02-10747             -              -                 -              -
Enron Wind Energy Systems Corp.                  02-10748             -              -                 -              -
Enron Wind Maintenance Corp.                     02-10751             -              -                 -              -
Enron Wind Constructors Corp.                    02-10755             -              -                 -              -
EREC Subsidiary I, LLC                           02-10757             -              -                 -              -
EREC Subsidiary II, LLC                          02-10760             -              -                 -              -
EREC Subsidiary III, LLC                         02-10761             -              -                 -              -
EREC Subsidiary IV, LLC                          02-10764             -              -                 -              -
EREC Subsidiary V, LLC                           02-10766                            -                 -              -
Intratex Gas Company                             02-10939             -              -                 -              -
Enron Processing Properties, Inc.                02-11123             -              -                 -              -
Enron  Methanol Company                          02-11239            (1)            (1)                -             (2)
Enron Ventures Corp.                             02-11242             -              -                 -              -
Enron Mauritius Company                          02-11267             -              -                 -              -
Enron India Holding Ltd.                         02-11268             -              -                 -              -
Offshore Power Production C.V.                   02-11272             -              -                 -              -
The New Energy Trading Company                   02-11824             -              -                 -              -
EES Service Holdings Inc.                        02-11884             -              -                 -              -
                                                                 ------------------------------------------------------
Combined Debtor Entities                                           $ (6)          $  1              $ (6)         $ (11)
                                                                 ======================================================


                                         Continued from the previous page

                                                                         Table 3
                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                              As of April 30, 2002
                                  (In Millions)

                                                          Current
Debtor Company                              Case No.       1-30           31-60          61-90              91+            Total
---------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.              01-16033     $    -         $    -          $      -          $   -            $    -
Enron Corp.                                 01-16034          1              1                 4             14                20
Enron North America Corp.                   01-16035          7              -                 -              1                 8
Enron Power Marketing, Inc.                 01-16036          -              -                 -              1                 1
PBOG Corp.                                  01-16037          -              -                 -              -                 -
Smith Street Land Company                   01-16038          -              -                 -              -                 -
Enron Broadband Services, Inc.              01-16039          -              -                 -              -                 -
Enron Energy Services Operations, Inc.      01-16040          -              -                 2              3                 5
Enron Energy Marketing Corp.                01-16041          -              -                 -              -                 -
Enron Energy Services, Inc.                 01-16042          -              -                 -              -                 -
Enron Energy Services, LLC                  01-16043          -              -                 -              -                 -
Enron Transportation Services Company       01-16044          -              -                 -              -                 -
BAM Leasing Company                         01-16045          -              -                 -              -                 -
ENA Asset Holdings, L.P.                    01-16046          -              -                 -              -                 -
Enron Gas Liquids, Inc.                     01-16048          -              -                 -              -                 -
Enron Global Markets LLC                    01-16076          -              -                 -              -                 -
Enron Net Works L.L.C.                      01-16078          6              -                 -              -                 6
Enron Industrial Markets LLC                01-16080          -              -                 -              -                 -
Operational Energy Corp.                    01-16109          -              -                 -              -                 -
Enron Engineering & Construction Co.        01-16110          -              -                 -              1                 1
Enron Engineering & Operational
  Services Co.                              01-16111          -              -                 -              -                 -
Garden State Paper Company LLC              01-16280          -              -                 -              -                 -
Palm Beach Development Company, L.L.C.      01-16319          -              -                 -              -                 -
Tenant Services, Inc.                       01-16428          -              -                 -              -                 -
Enron Energy Information Solutions, Inc.    01-16429          -              -                 -              -                 -
EESO Merchant Investments, Inc.             01-16430          -              -                 -              -                 -
Enron Federal Solutions, Inc.               01-16431          -              -                 -              -                 -
Enron Freight Markets Corp.                 01-16467          -              -                 -              -                 -
Enron Broadband Services, L.P.              01-16483          -              -                 -              -                 -


                                            Continued on the next page

                                                                         Table 3
                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                              As of April 30, 2002
                                  (In Millions)

                                                              Current
Debtor Company                               Case No.           1-30        31-60          61-90          1+           Total
----------------------------------------------------------------------------------------------------------------------------

Enron Energy Services North America, Inc.    02-10007             -           -               -            -              -
Enron LNG Marketing LLC                      02-10038             -           -               -            -              -
Calypso Pipeline, LLC                        02-10059             -           -               -            -              -
Enron Global LNG LLC                         02-10060             -           -               -            -              -
Enron International Fuel Management Company  02-10061             -           -               -            -              -
Enron Natural Gas Marketing Corp.            02-10132             -           -               -            -              -
ENA Upstream Company LLC                     02-10232             -           -               -            -              -
Enron Liquid Fuels, Inc.                     02-10252             -           -               -            -              -
Enron LNG Shipping Company                   02-10346             -           -               -            -              -
Enron Property & Services Corp.              02-10464             -           -               -            -              -
Enron Capital & Trade Resources
  International Corp.                        02-10613             -           -               -            -              -
Enron Communication Leasing Corp.            02-10632             -           -               -            -              -
Enron Wind Corp.                             02-10743             -           -               -            -              -
Enron Wind Systems, Inc.                     02-10747             -           1               -            -              1
Enron Wind Energy Systems Corp.              02-10748             -           -               -            1              1
Enron Wind Maintenance Corp.                 02-10751             -           -               -            -              -
Enron Wind Constructors Corp.                02-10755             -           -               -            -              -
EREC Subsidiary I, LLC                       02-10757             -           -               -            -              -
EREC Subsidiary II, LLC                      02-10760             -           -               -            -              -
EREC Subsidiary III, LLC                     02-10761             -           -               -            -              -
EREC Subsidiary IV, LLC                      02-10764             -           -               -            -              -
EREC Subsidiary V, LLC                       02-10766             -           -               -            -              -
Intratex Gas Company                         02-10939             -           -               -            -              -
Enron Processing Properties, Inc.            02-11123             -           -               -            -              -
Enron  Methanol Company                      02-11239             -           -               -            -              -
Enron Ventures Corp.                         02-11242             -           -               -            -              -
Enron Mauritius Company                      02-11267             -           -               -            -              -
Enron India Holding Ltd.                     02-11268             -           -               -            -              -
Offshore Power Production C.V.               02-11272             -           -               -            -              -
The New Energy Trading Company               02-11824             -           -               -            -              -
EES Service Holdings Inc.                    02-11884             -           -               -            -              -
                                                               ------------------------------------------------------------
Combined Debtor Entities                                       $ 14        $  2           $   6        $  21         $   43
                                                               ============================================================

                                         Continued from the previous page

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                              As of April 30, 2002
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  1     $    1
Enron Corp.                                    01-16034             5          7         5        445          -        462
Enron North America Corp.                      01-16035             1          2         -         32          -         35
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -         16        206        222
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -         18         18
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -         19         19
Enron Energy Services, LLC                     01-16043             -          -         -          -          4          4
Enron Transportation Services Company          01-16044             -          -         -          1          -          1
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -         41          -         41
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          1         -          -          2          3
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          1          -          1
Enron Engineering & Construction Co.           01-16110             -          -         -          4          -          4
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          6          6
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          6          6
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         1          2          -          3


                                            Continued on the next page

                                                                         Table 4

                              As of April 30, 2002
                                  (In Millions)

                                                                 Current
Debtor Company                                 Case No.           1-30       31-60     61-90      91+        Other      Total
-----------------------------------------------------------------------------------------------------------------------------
Enron Energy Services North America, Inc.      02-10007             -          -         -         10         (1)         9
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          5          -          5
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          3          3
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp.                               02-10743             -          -         -          -          -          -
Enron Wind Systems, Inc.                       02-10747             3          -         1          2          -          6
Enron Wind Energy Systems Corp.                02-10748             -          2         -          -          -          2
Enron Wind Maintenance Corp.                   02-10751             -          -         -          -          -          -
Enron Wind Constructors Corp.                  02-10755             1          -         4         20          -         25
EREC Subsidiary I, LLC                         02-10757             -          -         -          -          -          -
EREC Subsidiary II, LLC                        02-10760             -          -         -          -          -          -
EREC Subsidiary III, LLC                       02-10761             -          -         -          -          -          -
EREC Subsidiary IV, LLC                        02-10764             -          -         -          -          -          -
EREC Subsidiary V, LLC                         02-10766             -                    -          -          -          -
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          -          -
                                                                -----------------------------------------------------------
Combined Debtor Entities                                          $10      $  12      $   11     $ 579      $264      $ 876
                                                                ===========================================================



                                         Continued from the previous page

                                                                         Table 5

                                Enron Debtors
                     Receivables Rollforward - Non-Commodity
                       For the Month Ended April 30, 2002
                                  (In Millions)

                                                               Beginning                 Payments         Other        Ending
Debtor Company                                 Case No.         Balance     Billings     Received      Adjustments     Balance
------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   1        $   -        $   -           $  -          $    1
Enron Corp.                                    01-16034           461           10           (7)            (2)            462
Enron North America Corp.                      01-16035            36            1           (2)             -              35
Enron Power Marketing, Inc.                    01-16036             -            -            -              -               -
PBOG Corp.                                     01-16037             -            -            -              -               -
Smith Street Land Company                      01-16038             -            -            -              -               -
Enron Broadband Services, Inc.                 01-16039           221            -            -              1             222
Enron Energy Services Operations, Inc.         01-16040            19            -            -             (1)             18
Enron Energy Marketing Corp.                   01-16041             -            -            -              -               -
Enron Energy Services, Inc.                    01-16042            19            -            -              -              19
Enron Energy Services, LLC                     01-16043             4            -            -              -               4
Enron Transportation Services Company          01-16044             1            -            -              -               1
BAM Leasing Company                            01-16045             -            -            -              -               -
ENA Asset Holdings, L.P.                       01-16046            41            -            -              -              41
Enron Gas Liquids, Inc.                        01-16048             -            -            -              -               -
Enron Global Markets LLC                       01-16076             -            -            -              -               -
Enron Net Works L.L.C.                         01-16078             3            -            -              -               3
Enron Industrial Markets LLC                   01-16080             -            -            -              -               -
Operational Energy Corp.                       01-16109             1            -            -              -               1
Enron Engineering & Construction Co.           01-16110             4            -            -              -               4
Enron Engineering & Operational
 Services Co.                                  01-16111             -            -            -              -               -
Garden State Paper Company LLC                 01-16280             5            -            -              1               6
Palm Beach Development Company, L.L.C.         01-16319             -            -            -              -               -
Tenant Services, Inc.                          01-16428             -            -            -              -               -
Enron Energy Information
 Solutions, Inc.                               01-16429             -            -            -              -               -
EESO Merchant Investments, Inc.                01-16430             -            -            -              -               -
Enron Federal Solutions, Inc.                  01-16431             6            -            -              -               6
Enron Freight Markets Corp.                    01-16467             -            -            -              -               -
Enron Broadband Services, L.P.                 01-16483             3            1           (1)             -               3

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                                       16

                                                                         Table 5


                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                       For the Month Ended April 30, 2002
                                  (In Millions)

                                                               Beginning                 Payments         Other        Ending
Debtor Company                                 Case No.         Balance     Billings     Received      Adjustments     Balance
------------------------------------------------------------------------------------------------------------------------------
Enron Energy Services North America, Inc.      02-10007             9            -            -              -               9
Enron LNG Marketing LLC                        02-10038             -            -            -              -               -
Calypso Pipeline, LLC                          02-10059             -            -            -              -               -
Enron Global LNG LLC                           02-10060             -            -            -              -               -
Enron International Fuel Management Company    02-10061             -            -            -              -               -
Enron Natural Gas Marketing Corp.              02-10132             -            -            -              -               -
ENA Upstream Company LLC                       02-10232             -            -            -              -               -
Enron Liquid Fuels, Inc.                       02-10252             -            -            -              -               -
Enron LNG Shipping Company                     02-10346             -            -            -              -               -
Enron Property & Services Corp.                02-10464             5            -            -              -               5
Enron Capital & Trade Resources
   International Corp.                         02-10613             3            -            -              -               3
Enron Communication Leasing Corp.              02-10632             -            -            -              -               -
Enron Wind Corp.                               02-10743             -            -            -              -               -
Enron Wind Systems, Inc.                       02-10747             6            -            -              -               6
Enron Wind Energy Systems Corp.                02-10748             2            -            -              -               2
Enron Wind Maintenance Corp.                   02-10751             -            -            -              -               -
Enron Wind Constructors Corp.                  02-10755            25            -            -              -              25
EREC Subsidiary I, LLC                         02-10757             -            -            -              -               -
EREC Subsidiary II, LLC                        02-10760             -            -            -              -               -
EREC Subsidiary III, LLC                       02-10761             -            -            -              -               -
EREC Subsidiary IV, LLC                        02-10764             -            -            -              -               -
EREC Subsidiary V, LLC                         02-10766             -            -            -              -               -
Intratex Gas Company                           02-10939             -            -            -              -               -
Enron Processing Properties, Inc.              02-11123             -            -            -              -               -
Enron Methanol Company                         02-11239             -            -            -              -               -
Enron Ventures Corp.                           02-11242             -            -            -              -               -
Enron Mauritius Company                        02-11267             -            -            -              -               -
Enron India Holding Ltd.                       02-11268             -            -            -              -               -
Offshore Power Production C.V.                 02-11272             -            -            -              -               -
The New Energy Trading Company                 02-11824             -            -            -              -               -
EES Services Holdings, Inc.                    02-11884             -            -            -              -               -
                                                                --------------------------------------------------------------
Combined Debtor Entities                                        $ 875        $  12        $ (10)          $ (1)         $  876
                                                                ==============================================================




                                         Continued from the previous page

                                                                         Table 6
                                  Enron Debtors
                       Commodity Receivables and Payables
                              As of April 30, 2002
                                  (In Millions)


Debtor Company                                 Case No.              Receivables             Payables
-----------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033                  $     3               $    6
Enron Corp.                                    01-16034                        -                    -
Enron North America Corp.                      01-16035                    1,340                1,998
Enron Power Marketing, Inc.                    01-16036                      316                  634
PBOG Corp.                                     01-16037                        -                    -
Smith Street Land Company                      01-16038                        -                    -
Enron Broadband Services, Inc.                 01-16039                        -                    -
Enron Energy Services Operations, Inc.         01-16040                      223                  278
Enron Energy Marketing Corp.                   01-16041                      193                   32
Enron Energy Services, Inc.                    01-16042                      821                  244
Enron Energy Services, LLC                     01-16043                        -                    -
Enron Transportation Services Company          01-16044                        -                    -
BAM Leasing Company                            01-16045                        -                    -
ENA Asset Holdings, L.P.                       01-16046                        -                    -
Enron Gas Liquids, Inc.                        01-16048                       28                   39
Enron Global Markets LLC                       01-16076                        -                    -
Enron Net Works L.L.C.                         01-16078                        -                    -
Enron Industrial Markets LLC                   01-16080                        -                    -
Operational Energy Corp.                       01-16109                        -                    -
Enron Engineering & Construction Co.           01-16110                        -                    -
Enron Engineering & Operational
  Services Co.                                 01-16111                        -                    -
Garden State Paper Company LLC                 01-16280                        6                   29
Palm Beach Development Company, L.L.C.         01-16319                        -                    -
Tenant Services, Inc.                          01-16428                       (1)                  28
Enron Energy Information
  Solutions, Inc.                              01-16429                        -                    -
EESO Merchant Investments, Inc.                01-16430                        -                    -
Enron Federal Solutions, Inc.                  01-16431                        -                    -
Enron Freight Markets Corp.                    01-16467                        6                    4
Enron Broadband Services, L.P.                 01-16483                        -                    -

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                                       18

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                              As of April 30, 2002
                                  (In Millions)

Debtor Company                                 Case No.              Receivables             Payables
-----------------------------------------------------------------------------------------------------
Enron Energy Services North America, Inc.      02-10007                        -                    -
Enron LNG Marketing LLC                        02-10038                        -                    -
Calypso Pipeline, LLC                          02-10059                        -                    -
Enron Global LNG LLC                           02-10060                        -                    -
Enron International Fuel Management Company    02-10061                        -                    -
Enron Natural Gas Marketing Corp.              02-10132                        -                   15
ENA Upstream Company LLC                       02-10232                       31                   67
Enron Liquid Fuels, Inc.                       02-10252                       20                   25
Enron LNG Shipping Company                     02-10346                        1                    -
Enron Property & Services Corp.                02-10464                        -                    -
Enron Capital & Trade Resources
   International Corp.                         02-10613                       56                   68
Enron Communication Leasing Corp.              02-10632                        -                    -
Enron Wind Corp.                               02-10743                        -                    -
Enron Wind Systems, Inc.                       02-10747                        -                    -
Enron Wind Energy Systems Corp.                02-10748                        -                    -
Enron Wind Maintenance Corp.                   02-10751                        -                    -
Enron Wind Constructors Corp.                  02-10755                        -                    -
EREC Subsidiary I, LLC                         02-10757                        -                    -
EREC Subsidiary II, LLC                        02-10760                        -                    -
EREC Subsidiary III, LLC                       02-10761                        -                    -
EREC Subsidiary IV, LLC                        02-10764                        -                    -
EREC Subsidiary V, LLC                         02-10766                        -                    -
Intratex Gas Company                           02-10939                        -                    -
Enron Processing Properties, Inc.              02-11123                        -                    -
Enron Methanol Company                         02-11239                        -                    -
Enron Ventures Corp.                           02-11242                        -                    -
Enron Mauritius Company                        02-11267                        -                    -
Enron India Holding Ltd.                       02-11268                        -                    -
Offshore Power Production C.V.                 02-11272                        -                    -
The New Energy Trading Company                 02-11824                        -                    -
EES Service Holdings, Inc.                     02-11884                        -                    -
                                                                         ----------------------------
Combined Debtor Entities                                                 $ 3,043               $3,467
                                                                         ============================



                                         Continued from the previous page

                                                                         Table 7
                                 Enron Entities
                               Asset Dispositions
                       For the Month Ended April 30, 2002
                                  (In Millions)

                                                                  Asset                                Book
Company                                Date Closed              Description                            Value              Proceeds
----------------------------------------------------------------------------------------------------------------------------------

Debtor Companies
----------------
Enron Metals & Commodity Corp.          4/26/02               Domestic Metals Business                  $ 32                $ 24

Enron North America Corp.               4/1/02 through        Steel Inventory                           $ 52                $ 63
                                        4/30/02


Non-Debtor Companies
--------------------
Henry Bath, Inc.                        4/24/02               European Metals Business                  $ 24                $ 22


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